                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2000


                              GREENHOLD GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                                    000-29707
                             Commission File Number

            Florida                                        65-0910697
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

         1995 E. Oakland Park Boulevard                       33306
         Suite 350                                          (Zip Code)
         Oakland Park, FL
(Address of principal executive offices)

                      Registrant's telephone number: (954)564-0006
                      --------------------------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On December 21, 2000, pursuant to the closing date set forth in the Stock Purchase Agreement (attached as Exhibit 1.1) dated as of November 6, 2000 (the "Agreement"), between sole shareholder, Merit First, Inc. ("Seller" or "Merit"), and John D. Harris, Dana M. Gallup, George Papapostolou, and Ray Bolouri ("Purchasers"), Seller sold 2,700,000 shares of its 3,000,000 shares of common stock of Greenhold Group, Inc. ("Company" or "Greenhold") to Purchasers, resulting in Purchasers becoming the majority shareholders by acquisition of 90% of the shares.

         The consideration for the 2.7 million shares of common stock was cash in the amount of $125,000. In anticipation of execution of the Agreement and in conjunction with the terms of the Agreement, the resignations of President and Director Vicki J. Lavache and Director John O'Keefe, Jr. were tendered and became effective December 21, 2000. Purchasers immediately appointed John D. Harris ("Harris") as Director, President and Secretary-Treasurer.

         As sole Director, Harris issued an additional 300,000 shares of stock to Ray Bolouri. Therefore, following final execution of the Stock Purchase Agreement and the above-mentioned stock issue to Mr. Bolouri, on December 21, 2000 the shareholders of Greenhold Group, Inc. were as follows:

         SHAREHOLDER                      SHARES
         -----------                      ------

         Merit First, Inc.                300,000
         John D. Harris                 1,000,000
         Dana M. Gallup                 1,000,000
         George Papaostolou               500,000
         Ray Bolouri                      500,000

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Concurrent with the transfer of ownership to Purchasers, the Company acquired w5h, Inc. ("w5h") in a voluntary share exchange by issuing 1,985,000 shares of common stock to the 29 shareholders of w5h, Inc. in exchange for their combined 4,962,500 million shares of w5h (at rate of .40 share of Greenhold for each share of w5h). Greenhold shareholders Harris, Gallup and Papapostolou and/or persons related to them were also shareholders of w5h, owning collectively less than 25% of w5h. (See Exhibit 1.2)

         Upon the merger of w5h into Greenhold Group, Inc., Greenhold is devoting its efforts to adopting and expanding upon the objectives of w5h which is to offer proprietary and entertainment content to the public over the Internet. Greenhold will become a part of the broadband and mass storage revolution using Internet Service Providers ("ISPs") as portals for last-mile broadband delivery of its content. A "client" will be a person needing proprietary and entertainment content who will log onto the Company website and with the assistance of Company client search-assistants will be able to search our databases for the information they need. The Company will obtain data from the world's largest manufacturers and then will recruit expert-anchors, most often retirees who are familiar with the manufacturers' products. The goal of the Company is to acquire ISPs, web designers and other related Internet businesses to add value in the form of assets and growth potential to Greenhold.

         Concurrent with the execution of the Stock Purchase Agreement and resultant change in control of Greenhold Group, Inc., the following transactions were finalized by the new management on December 21, 2000:

         By Share Offer and Lockup Agreement, Greenhold acquired Online Services of Miami, Inc. ("Miami"), an existing Point of Presence ("POP") operation. As a result of this transaction, Miami became a wholly-owned subsidiary of Greenhold. This ISP locale consists of 300 subscribers valued at $500 each. The Company issued 300,000 shares to the Miami shareholders. It should be noted that Greenhold shareholders Harris and Papapostolou were also shareholders in Miami and received 100,000 shares each in the transaction. (See Exhibit 2.1)

         By Share Offer and Lockup Agreement, Greenhold acquired Naples & Port Charlotte POP, Inc. ("Naples"), an existing POP operation. As a result of this transaction, Naples became a wholly-owned subsidiary of Greenhold. This ISP locale consists of 500 subscribers valued at $500 each. The Company issued 500,000 shares to Naples shareholders. It should be noted that Greenhold shareholders Harris and Papapostolou were also shareholders in Naples and received 125,000 shares each in the transaction. (See Exhibit 2.2)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased shares of Online Services USA, Inc.("OnlineUSA"), an existing ISP operation consisting of 2,000 subscribers valued at $500 each. The Company issued 1,294,040 shares to OnlineUSA shareholders to gain ownership of 72% of the shares of OnlineUSA and making OnlineUSA a partially-owned subsidiary of Greenhold. Greenhold shareholders Harris, Gallup and Papapostolou and persons related to them received shares amounting to approximately 57% of the 1,294,040 issued in the transaction. (See Exhibit 2.3)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased 72% of the shares of the Florida corporation DNT (TECH), INC. ("DNT") in a stock-for-stock agreement. DNT, an Internet systems service company, became a partially-owned subsidiary (72%) of Greenhold Group, Inc. upon the issue of 96,000 shares of Greenhold stock. (See Exhibit 2.4)

         By Share Offer and Lockup Agreement and Consent, Greenhold purchased Nexgen Productions, Inc., ("Nexgen") an existing Web design and hosting company. The Company issued 300,000 shares to Nexgen shareholders making Nexgen a wholly-owned subsidiary of Greenhold. (See Exhibit 2.5)

         By Subscriber Purchase and Lockup Agreement and Consent, Greenhold purchased assets of USSnet, Inc., ("USS"), an existing ISP. The Company paid USS $50,000 on December 21, 2000 and will pay an additional $50,000 on January 30, 2001 and has issued 850,000 shares to USS for 1800 subscribers. (See Exhibit 2.6)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquisitions. The financial statements required by this item 7(a) are filed on pages F-1 to F-55 of this report.

(b) Pro Forma Financial Information. Pro forma financial statements as described in the Index to Pro Forma Supplemental Condensed Combined Financial Statements on PF-1 are presented to give proforma effect to the significant businesses acquired.

(c)      Exhibits:

         2.1 Share Offer and Lock-Up Agreement between Greenhold Group, Inc. and Online Services of Miami, Inc.

         2.2 Share Offer and Lock-Up Agreement between Greenhold Group, Inc. and Naples and Port Charlotte POP, Inc.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GREENHOLD GROUP, INC.
                                                      (Registrant)

Date: March 6, 2001                                By /s/ John D. Harris
                                                      --------------------
                                                        John D. Harris
                                                        President

                                   W5H, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 2000

                                   W5H, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS

                                                                        Page
                                                                        ----

Independent Auditor's Report                                            F-3

Financial Statements:

 Balance Sheet                                                          F-4

 Statement of Operations                                                F-5

 Statement of Changes in Stockholders'
 Equity                                                                 F-6

 Statement of Cash Flows                                                F-7

 Notes to Financial Statements                                       F-8 - F-10

                          Earl M. Cohen, C.P.A., P.A.
                    ----------------------------------------
                          CERTIFIED PUBLIC ACCOUNTANT
                     2505 N.W. Boca Raton Blvd. o Suite 202
                           Boca Raton, Florida 33431
                    Tel.: (561) 347-1608 Fax: (561) 417-9984



                          INDEPENDENT AUDITOR'S REPORT



To The Board of Directors
W5h, Inc.

We have audited the accompanying balance sheet of W5h, Inc. (a development stage company), as of December 31, 2000 and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended and for the period from June 18, 1999 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W5h, Inc. (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and for the period from June 18, 1999 (inception) through December 31, 2000 in conformity with generally accepted accounting principles.


                                             Earl M. Cohen, C.P.A., P.A.

January 26, 2001
Boca Raton, Florida

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 2000



                                     ASSETS

CURRENT ASSETS
 Cash                                                                $  36,818
 Due from related parties                                              114,100
 Deposit                                                                10,000
                                                                     ---------

         Total Current Assets                                          160,918
                                                                     ---------

FURNITURE AND EQUIPMENT
 Furniture and equipment                                                 5,214
 Less: Accumulated depreciation                                           (271)
                                                                     ---------

         Total Furniture and Equipment - Net                             4,943
                                                                     ---------

TOTAL ASSETS                                                         $ 165,861
                                                                     =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable                                                    $   6,128
 Loan payable - officer                                                100,000
                                                                     ---------

         Total Current Liabilities                                     106,128
                                                                     ---------

COMMITMENT

STOCKHOLDERS' EQUITY
 Common stock, $.001 par value, 10,000,000
  shares authorized, 4,962,500 shares issued
  and outstanding                                                        4,963
 Additional paid-in capital                                            478,913
 Deficit accumulated during the development
  stage                                                               (424,143)
                                                                     ---------

         Total Stockholders' Equity                                     59,733
                                                                     ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $ 165,861
                                                                     =========



                Read Accompanying Notes to Financial Statements.

                                   W5H, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
             PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
                                     EQUALS
                 PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH
                               DECEMBER 31, 2000



REVENUES                                                            $       --

EXPENSES
 General and administrative                                            424,143
                                                                     ---------

NET LOSS EQUALS DEFICIT ACCUMULATED
DURING THE DEVELOPMENT STAGE                                         $(424,143)
                                                                     =========

LOSS PER SHARE                                                       $    (.10)
                                                                     =========

WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                                                         4,412,464
                                                                     =========







                Read Accompanying Notes to Financial Statements.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 2000



                                                 Common Stock                                    Deficit
                                         --------------------------          Additional         Accumulated
                                            # of              Par              Paid-in      During the Development
                                           Shares            Value             Capital              Stage               Total
                                         ---------         ---------         -----------     ----------------------   ---------
Common shares issued for cash:
  April 10, 2000                          500,000          $     500          $  49,500           $      --           $  50,000
  April 12, 2000                          250,000                250             24,750                  --              25,000
  April 24, 2000                          500,000                500             49,500                  --              50,000
  April 25, 2000                          500,000                500             49,500                  --              50,000
  April 27, 2000                          250,000                250             24,750                  --              25,000
  April 28, 2000                          550,000                550             54,450                  --              55,000
  May 11, 2000                            412,500                413             40,837                  --              41,250
  May 18, 2000                            250,000                250             24,750                  --              25,000
  May 19, 2000                            375,000                375             37,125                  --              37,500
  May 23, 2000                            250,000                250             24,750                  --              25,000
  May 26, 2000                            250,000                250             24,750                  --              25,000
  May 30, 2000                            250,000                250             24,750                  --              25,000
  June 2, 2000                            125,000                125             12,375                  --              12,500
  June 6, 2000                            125,000                125             12,375                  --              12,500
  June 8, 2000                            125,000                125             12,375                  --              12,500
  June 14, 2000                            82,000                 82              8,118                  --               8,200
  July 13, 2000                            68,000                 68              6,732                  --               6,800
  August 9, 2000                          100,000                100              9,900                  --              10,000

Stock issuance costs                           --                 --            (12,374)                 --             (12,374)

Net loss during period                         --                 --                 --            (424,143)           (424,143)
                                        ---------          ---------          ---------           ---------           ---------

Balance - December 31, 2000             4,962,500          $   4,963          $ 478,913           $(424,143)          $  59,733
                                        =========          =========          =========           =========           =========



                Read Accompanying Notes to Financial Statements.

                                   W5H, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
             PERIOD FROM JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
                                     EQUALS
                 PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH
                               DECEMBER 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(424,143)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities:
    Depreciation                                                          271
    (Increase) in:
      Due from related parties                                       (114,100)
      Deposit                                                         (10,000)
     Increase in accounts payable                                       6,128
                                                                     --------

NET CASH USED IN OPERATING ACTIVITIES                                (541,844)
                                                                     --------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture and equipment                                   (5,214)
                                                                     --------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from issuance of common
  stock                                                               483,876
 Increase in amount due to stockholder                                100,000
                                                                     --------

NET CASH PROVIDED BY FINANCING ACTIVITIES                             583,876
                                                                     --------

CASH - DECEMBER 31, 2000                                             $ 36,818
                                                                     ========



                Read accompanying Notes to Financial Statements.

                                   W5H, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

NOTE 1.           ORGANIZATION

                  W5h, Inc. was incorporated on June 18, 1999 under the laws of the State of Florida. The company is engaged to construct a proprietary information database on the Internet. The company's headquarters is in Fort Lauderdale, Florida. Since inception, planned operations have not commenced.

                  On December 21, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  FURNITURE AND EQUIPMENT

                  Furniture and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed by the straight-line method over estimated useful lives ranging between five and seven years.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $424,000 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

NOTE 4.           RELATED PARTY TRANSACTIONS

                  DUE FROM RELATED PARTIES

                  The amount due to related parties (related by virtue of similar ownership) consists of the following:

                           General and administrative
                            expense reimbursements                     $100,100
                           Advance                                       14,000
                                                                       --------

                           Total                                       $114,100
                                                                       ========

                  The advance bears interest at 18% per annum and is due within 60 days of the advance.

                                    W5H, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 4.           RELATED PARTY TRANSACTIONS (CONTINUED)

                  LOAN PAYABLE - OFFICER

                  Loan payable - officer consists of advances bearing interest at 18% per annum for working capital purposes due as cash requirements permit. Subsequent to December 31, 2000 additional advances of $115,000 were made.

NOTE 5.           COMMITMENT

                  OPERATING LEASE

                  The Company leases its office facilities under an operating lease expiring December 31, 2005. The lease provides for monthly rental payments of $2,695 including sales tax. The rental payments are subject to 5% increases each lease year. Future minimum rental payments due under this lease for the periods ending subsequent to December 31, 2000 are as follows:

                        December 31,                           Amount
                        ------------                          --------

                           2001                               $ 33,961
                           2002                                 35,659
                           2003                                 37,442
                           2004                                 39,314
                           2005                                 43,344
                                                              --------

                           Total                              $189,720
                                                              ========

                  Rent expense for the period ended December 31, 2000 was $24,977.

                         ON LINE SERVICES OF MIAMI, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                        ON LINE SERVICES OF MIAMI, INC.


                                    CONTENTS

                                                                         Page
                                                                         ----

Independent Auditor's Report                                             F-13

Financial Statements:

  Balance Sheets                                                         F-14

  Statements of Operations                                               F-15

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                          F-16

  Statements of Cash Flows                                               F-17

  Notes to Financial Statements                                      F-18 - F-20

                          INDEPENDENT AUDITOR'S REPORT


To The Board of Directors
On Line Services of Miami, Inc.

We have audited the accompanying balance sheets of On Line Services of Miami, Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On Line Services of Miami, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.




                                            Earl M. Cohen, C.P.A., P.A.



January 24, 2001
Boca Raton, Florida

                         ON LINE SERVICES OF MIAMI, INC.
                                 BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999




                                     ASSETS

                                                2000               1999
                                             ---------           ---------
CURRENT ASSETS
 Cash                                        $   5,732           $   3,505
 Due from related parties                       10,000                 312
                                             ---------           ---------

TOTAL ASSETS                                 $  15,732           $   3,817
                                             =========           =========


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
 Accounts payable                            $     250           $     945
 Deferred revenue                                1,720                  --
 Due to related party                          100,100                  --
                                             ---------           ---------

       Total Current Liabilities               102,070                 945

STOCKHOLDERS' EQUITY (DEFICIENCY)              (86,338)              2,872
                                             ---------           ---------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)                         $  15,732           $   3,817
                                             =========           =========





                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999





                                                                   Period From
                                                                  June 18, 1999
                                                                   (Inception)
                                                Year Ended           Through
                                               December 31,         December 31,
                                                   2000                1999
                                               ------------       --------------

REVENUES                                         $  30,916           $   1,269

COST OF REVENUES                                     7,961               8,280
                                                 ---------           ---------

GROSS PROFIT                                        22,955              (7,011)

GENERAL AND ADMINISTRATIVE
 EXPENSES                                          128,165               1,117
                                                 ---------           ---------

NET LOSS                                         $(105,210)          $  (8,128)
                                                 =========           =========

LOSS PER SHARE                                   $ (526.05)          $  (40.64)
                                                 =========           =========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                                    200                 200
                                                 =========           =========



                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999




                                                Common Stock            Additional
                                           ---------------------          Paid-in
                                           Number      Par Value          Capital         Deficit            Total
                                           ------      ---------        ----------       ---------         ----------
Issuance of common stock
 for cash                                   200        $     200        $  10,800        $      --         $  11,000
Net loss                                     --               --               --           (8,128)           (8,128)
                                            ---        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 1999                 200              200           10,800           (8,128)            2,872

Additional capital contributed               --               --           16,000               --            16,000

Net loss                                     --               --               --         (105,210)         (105,210)
                                            ---        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 2000                 200        $     200        $  26,800        $(113,338)        $ (86,338)
                                            ===        =========        =========        =========         =========





                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                            STATEMENTS OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999

                                                            Period From
                                                           June 18, 1999
                                                             (Inception)
                                        Year Ended             Through
                                        December 31,         December 31,
                                            2000                1999
                                        -----------           ---------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                               $(105,210)          $  (8,128)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities:
    Increase (decrease) in:
     Accounts payable                         (695)                945
     Deferred revenue                        1,720                  --
     Due to related party                  100,100                  --
                                         ---------           ---------

NET CASH USED IN OPERATING
 ACTIVITIES                                 (4,085)             (7,183)
                                         ---------           ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Increase in amount due from
  related parties                           (9,688)               (312)
                                         ---------           ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Proceeds from issuance of
  common stock                                  --              11,000
 Additional capital contributed             16,000                  --
                                         ---------           ---------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                 16,000              11,000
                                         ---------           ---------

NET INCREASE IN CASH                         2,227               3,505

CASH - BEGINNING                             3,505                  --
                                         ---------           ---------

CASH - ENDING                            $   5,732           $   3,505
                                         =========           =========




                Read accompanying Notes to Financial Statements.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 1.           ORGANIZATION

                  On Line Services of Miami, Inc. was incorporated on
                  June 18, 1999 under the laws of the State of Florida.
                  The company operates as an Internet service provider with subscribers mainly in the South Florida area. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber fees are recognized over the period services are provided. Deferred revenue represents subscriber fees collected in advance.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $13,300 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

NOTE 4.           CAPITAL STOCK

                  The Company has authorized 10,000,000 common shares with a par value of $1.00 per share. As of December 31, 2000 and 1999, 200 shares were issued and outstanding.

NOTE 5.           RELATED PARTY TRANSACTIONS

                  MARKETING AND TECHNICAL SERVICE AGREEMENT

                  The Company has engaged a company related by similar ownership to perform marketing, technical and administrative services. As consideration for these services, the Company pays a fee equal to 50% of its gross subscriber fees earned. During the year ended December 31, 2000 and period ended December 31, 1999, total fees incurred were $7,302 and $634, respectively.

                         ON LINE SERVICES OF MIAMI, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 5.           RELATED PARTY TRANSACTIONS (CONTINUED)

                  DUE FROM RELATED PARTIES

                  The amount due from related parties as of December 31, 2000 consists of advances made to the public company referred to in
                  Note 1. The amount due from related parties as of December 31, 1999 represents net fees due from the related company referred to above.

                  DUE TO RELATED PARTY

                  The amount due to related party represents reimbursements for operating and other general and administrative expenses due to a company related by similar ownership. The amount due will be repaid as cash requirements permit.

                        NAPLES & PORT CHARLOTTE POP, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                        NAPLES & PORT CHARLOTTE POP, INC.

                                    CONTENTS

                                                                         Page
                                                                         ----

Independent Auditor's Report                                             F-23

Financial Statements:

  Balance Sheets                                                         F-24

  Statements of Operations                                               F-25

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                          F-26

  Statements of Cash Flows                                               F-27

  Notes to Financial Statements                                      F-28 - F-30

                          INDEPENDENT AUDITOR'S REPORT





To The Board of Directors
Naples & Port Charlotte Pop, Inc.

We have audited the accompanying balance sheets of Naples & Port Charlotte Pop, Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naples & Port Charlotte Pop, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period from June 18, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

                                        Earl M. Cohen, C.P.A., P.A.


January 24, 2001
Boca Raton, Florida

                        NAPLES & PORT CHARLOTTE POP, INC.
                                 BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999





                                                             2000               1999
                                                           --------           --------
                                      ASSETS

CURRENT ASSETS
 Cash                                                      $      3           $  1,278

COMPUTER EQUIPMENT - NET                                      6,749             11,248

DEPOSIT                                                         100                100
                                                           --------           --------

TOTAL ASSETS                                               $  6,852           $ 12,626
                                                           ========           ========


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
 Due to related party                                      $ 15,615           $  1,303
 Deferred revenue                                             5,775                520
                                                           --------           --------

       Total Current Liabilities                             21,390              1,823

STOCKHOLDERS' EQUITY (DEFICIENCY)                           (14,538)            10,803
                                                           --------           --------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)                                       $  6,852           $ 12,626
                                                           ========           ========





                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999



                                                           Period From
                                                          June 18, 1999
                                                           (Inception)
                                                             Through
                                                            Year Ended
                                          December 31,     December 31,
                                             2000             1999
                                          ------------     ------------

REVENUES                                   $ 57,677           $  4,209

COST OF REVENUES                             38,710              7,537
                                           --------           --------

GROSS PROFIT                                 18,967             (3,328)
                                           --------           --------

OPERATING EXPENSES
 General and administrative                  48,809              6,057
 Depreciation                                 4,499              2,812
                                           --------           --------

         Total Operating Expenses            53,308              8,869
                                           --------           --------

NET LOSS                                   $(34,341)          $(12,197)
                                           ========           ========

LOSS PER SHARE                             $ (68.68)          $ (24.39)
                                           ========           ========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                             500                500
                                           ========           ========











                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999




                                           Common Stock              Additional
                                      -------------------------       Paid-in
                                       Number         Par Value       Capital         Deficit           Total
                                      --------        ---------       --------        --------         --------
Issuance of common stock
 for cash                                  500        $    500        $ 19,500        $     --         $ 20,000

Additional capital contributed              --              --           3,000              --            3,000

Net loss                                    --              --              --         (12,197)         (12,197)
                                      --------        --------        --------        --------         --------

BALANCE - DECEMBER 31, 1999                500             500          22,500         (12,197)          10,803

Additional capital contributed              --              --           9,000              --            9,000

Net loss                                    --              --              --         (34,341)         (34,341)
                                      --------        --------        --------        --------         --------

BALANCE - DECEMBER 31, 2000                500        $    500        $ 31,500        $(46,538)        $(14,538)
                                      ========        ========        ========        ========         ========










                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                            STATEMENTS OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2000
                                       AND
         PERIOD FROM JUNE 18, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999



                                                              Period From
                                                             June 18, 1999
                                                              (Inception)
                                           Year Ended           Through
                                          December 31,        December 31,
                                              2000                1999
                                           --------             --------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                                 $(34,341)            $(12,197)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities:
    Depreciation                              4,499                2,812
    Increase in deposit                          --                 (100)
    Increase in deferred
     revenue                                  5,255                  520
                                           --------             --------

NET CASH USED IN OPERATING
 ACTIVITIES                                 (24,587)              (8,965)
                                           --------             --------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Purchase of computer equipment                  --              (14,060)
                                           --------             --------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Increase in amount due to
  related party                              14,312                1,303
 Proceeds from issuance of
  common stock                                   --               20,000
 Additional capital contributed               9,000                3,000
                                           --------             --------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                  23,312               24,303
                                           --------             --------

NET INCREASE (DECREASE) IN CASH              (1,275)               1,278

CASH - BEGINNING                              1,278                   --
                                           --------             --------

CASH - ENDING                              $      3             $  1,278
                                           ========             ========



                Read accompanying Notes to Financial Statements.

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  Naples & Port Charlotte Pop, Inc. was incorporated on June 18, 1999 under the laws of the State of Florida.
                  The company operates as an Internet service provider with subscribers mainly in the Naples and Port Charlotte, Florida area. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber fees are recognized over the period services are provided. Deferred revenue represents subscriber fees collected in advance.

                  COMPUTER EQUIPMENT

                  Computer equipment is recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed using the modified accelerated cost recovery system over an estimated useful life of five years. Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

                  INCOME TAXES

                  Deferred income taxes are provided for differences between the basis of assets and liabilities for financial and income tax reporting. A valuation allowance is

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provided against deferred income tax assets in circumstances where management believes recoverability of a portion of the assets is not reasonably assured.

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           COMPUTER EQUIPMENT

                  Computer equipment as of December 31, 2000 and 1999 are as follows:

                                                            2000          1999
                                                          -------       -------
                      Cost                                $14,060       $14,060
                      Accumulated Depreciation             (7,311)       (2,812)
                                                          -------       -------

                      Total                               $ 6,749       $11,248
                                                          =======       =======

                        NAPLES & PORT CHARLOTTE POP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 3.           COMPUTER EQUIPMENT (CONTINUED)

                  During the year ended December 31, 2000 and period ended December 31, 1999, depreciation expense was $4,499 and $2,812, respectively.

NOTE 4.           INCOME TAXES

                  As of December 31, 2000, the Company has net operating loss carryforwards for income tax purposes of approximately $46,000 expiring through December 31, 2020, available to offset future taxable income. No deferred tax assets have been recorded due to the Company having no history of profitable operations.

NOTE 5.           CAPITAL STOCK

                  The Company has authorized 10,000,000 common shares with a par value of $1.00 per share. As of December 31, 2000 and 1999, 500 shares were issued and outstanding.

NOTE 6.           RELATED PARTY TRANSACTIONS

                  MARKETING AND TECHNICAL SERVICE AGREEMENT

                  The Company has engaged a company related by similar ownership to perform marketing, technical and administrative services. As consideration for these services, the Company pays a fee equal to 50% of its gross subscriber fees earned. During the year ended December 31, 2000 and period ended December 31, 1999, total fees incurred were $31,466 and $2,364, respectively.

                  DUE TO RELATED PARTY

                  The amount due to related party consists of advances made (net of fees due) by the related company referred to above and is expected to be repaid within the next twelve months.

                          ON LINE SERVICES U.S.A, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                          ON LINE SERVICES U.S.A, INC.

                                    CONTENTS

                                                                         Page
                                                                         ----

Independent Auditor's Report                                             F-33

Financial Statements:

  Balance Sheets                                                         F-34

  Statements of Operations                                               F-35

  Statements of Changes in Stockholders' Equity
   (Deficiency)                                                          F-36

  Statements of Cash Flows                                           F-37 - F-38

  Notes to Financial Statements                                      F-39 - F-43

                          INDEPENDENT AUDITOR'S REPORT





To The Board of Directors
On Line Services U.S.A., Inc.

We have audited the accompanying balance sheets of On Line Services U.S.A., Inc. as of December 31, 2000 and 1999 and the related statements of operations, changes in stockholders' equity (deficiency) and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On Line Services U.S.A., Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.


                                   Earl M. Cohen, C.P.A., P.A.

January 24, 2001
Boca Raton, Florida

                          ON LINE SERVICES U.S.A, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999


                                     ASSETS

                                                     2000              1999
                                                  ---------         ---------

CURRENT ASSETS
 Cash                                             $   4,282         $   5,465
 Accounts receivable                                 15,712                --
 Due from related parties                            15,600               861
 Other current assets                                15,253                --
                                                  ---------         ---------

         Total Current Assets                        50,847             6,326

PROPERTY AND EQUIPMENT - NET                         57,397            48,322
                                                  ---------         ---------

TOTAL ASSETS                                      $ 108,244         $  54,648
                                                  =========         =========


                   LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)


CURRENT LIABILITIES
 Accounts payable and accrued expenses            $  71,729         $  39,064
 Deferred revenue                                    25,077            23,744
 Loans payable - officers                            12,150                --
 Due to parent company                               14,000                --
                                                  ---------         ---------

       Total Current Liabilities                    122,956            62,808

COMMITMENTS

STOCKHOLDERS' (DEFICIENCY)                          (14,712)           (8,160)
                                                  ---------         ---------

TOTAL LIABILITIES AND STOCKHOLDERS'
 (DEFICIENCY)                                     $ 108,244         $  54,648
                                                  =========         =========




                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                            STATEMENTS OF OPERATIONS

                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                               2000                 1999
                                           -----------           -----------

REVENUES - NET                             $   499,948           $   338,651

COST OF REVENUES                               160,883               151,860
                                           -----------           -----------

GROSS PROFIT                                   339,065               186,791
                                           -----------           -----------

OPERATING EXPENSES
 General and administrative                    330,484               224,674
 Depreciation                                   16,586                10,067
                                           -----------           -----------

         Total Operating Expenses              347,070               234,741
                                           -----------           -----------

NET OPERATING (LOSS)                            (8,005)              (47,950)
                                           -----------           -----------

OTHER INCOME (EXPENSES)
 Interest expense                                 (743)               (2,564)
 Loss on disposal of equipment                      --                (8,132)
                                           -----------           -----------

         Total Other (Expense)                    (743)              (10,696)
                                           -----------           -----------

NET LOSS                                   $    (8,748)          $   (58,646)
                                           ===========           ===========

LOSS PER SHARE                             $      (.01)          $      (.06)
                                           ===========           ===========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                          1,000,000             1,000,000
                                           ===========           ===========





                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999






                                            Common Stock               Additional
                                      --------------------------         Paid-in
                                        Number         Par Value         Capital          Deficit           Total
                                      ---------        ---------       -----------       ---------         ---------
BALANCE - DECEMBER 31, 1998           1,000,000        $  10,000        $  88,549        $(175,784)        $ (77,235)

Issuance of common stock

Additional capital contributed               --               --          127,721               --           127,721

Net loss                                     --               --               --          (58,646)          (58,646)
                                      ---------        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 1999           1,000,000           10,000          216,270         (234,430)           (8,160)

Additional capital contributed               --               --            2,196               --             2,196

Net loss                                     --               --               --           (8,748)           (8,748)
                                      ---------        ---------        ---------        ---------         ---------

BALANCE - DECEMBER 31, 2000           1,000,000        $  10,000        $ 218,466        $(243,178)        $ (14,712)
                                      =========        =========        =========        =========         =========








                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                 2000             1999
                                              ---------         ---------

 CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                    $  (8,748)        $ (58,646)
  Adjustments to reconcile net loss
   to net cash provided by (used in)
   operating activities:
    Depreciation                                 16,586            10,067
    Loss on disposal of equipment                    --             8,132
    (Increase) decrease in:
         Accounts receivable                    (15,712)               --
         Other current assets                   (15,253)               --
         Other assets                                --             1,652
    Increase (decrease) in:
         Accounts payable and accrued
           expenses                              32,665            31,654
         Deferred revenue                         1,333             6,906
                                              ---------         ---------

NET CASH PROVIDED BY (USED IN)
 OPERATING ACTIVITIES                            10,871              (235)
                                              ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of equipment                          (25,661)          (36,928)
 Increase in amount due from related
  parties                                       (14,739)             (861)
                                              ---------         ---------

NET CASH USED IN INVESTING ACTIVITIES           (40,400)          (37,789)
                                              ---------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in loans payable - officers            12,150                --
 Increase in amount due to parent
  company                                        14,000                --
 Repayment of note payable - bank                    --            (2,646)
 Repayment of long-term debt                         --           (82,784)
 Additional capital contributed                   2,196           127,721
                                              ---------         ---------

NET CASH PROVIDED BY FINANCING
 ACTIVITIES                                      28,346            42,291
                                              ---------         ---------

NET INCREASE (DECREASE) IN CASH                  (1,183)            4,267

CASH - BEGINNING                                  5,465             1,198
                                              ---------         ---------

CASH - ENDING                                 $   4,282         $   5,465
                                              =========         =========




                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                       2000          1999
                                                      ------        ------


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:

Cash paid during the year for:
 Interest                                             $  743        $2,564
                                                      ======        ======


















                Read accompanying Notes to Financial Statements.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  On Line Services U.S.A. was incorporated on July 23, 1993 under the laws of the State of Florida. The company operates as an Internet service provider with subscribers mainly in the Fort Myers, Florida area. The Company extends credit to some of its customers. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Subscriber and other fees are recognized over the period services are provided. Deferred revenue represents subscriber fees collected in advance.

                  PROPERTY AND EQUIPMENT

                  Property and equipment is recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed by the straight-line method over the estimated useful lives of the assets as follows:

                           Furniture and fixtures                       7 years
                           Computer equipment                      3 to 7 years
                           Leasehold improvements                       7 years

                  INCOME TAXES

                  The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. No provision or liability for federal income taxes has been included in these financial statements.

                  On December 21, 2000, the Company's S Corporation status was terminated as a result of becoming a wholly-owned subsidiary of a public corporation (Note 1).

                  LOSS PER SHARE

                  Loss per share is computed by dividing net loss for the year by the weighted average number of shares outstanding.

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           ACCOUNTS RECEIVABLE

                  No provision for doubtful accounts has been recorded as management believes all of the accounts are fully collectible.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE 4.           PROPERTY AND EQUIPMENT

                  Property and equipment as of December 31, 2000 and 1999 are as follows:

                                                        2000            1999
                                                     --------          -------

                     Furniture and fixtures          $  7,368         $  7,368
                     Computer equipment                93,183           67,522
                     Leasehold improvements             1,443            1,443
                                                     --------          -------
                                                      101,994           76,333
                     Accumulated Depreciation         (44,597)         (28,011)
                                                     --------         --------

                           Total                     $ 57,397         $ 48,322
                                                     ========         ========


                  Depreciation expense for the years ended December 31, 2000 and 1999 was $16,586 and $10,067, respectively.

NOTE 5.           CAPITAL STOCK

                  The Company has authorized 1,000,000 common shares with a par value of $.01 per share. As of December 31, 2000 and 1999, 1,000,000 shares were issued and outstanding.

NOTE 6.           RELATED PARTY TRANSACTIONS

                  ADMINISTRATIVE FEES

                  The Company performs marketing, technical and administrative services to two companies related by similar ownership pursuant to Marketing and Technical Service Agreements. As consideration for these services, the Company receives a fee equal to 50% of the gross subscriber fees earned. During the years ended December 31, 2000 and 1999, total fees earned from these two companies were $42,679 and $23,965, respectively and are included in revenues.

                  The Company provides general and administrative services and office facilities to a company related by virtue of

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 6.           RELATED PARTY TRANSACTIONS (CONTINUED)

                  ADMINISTRATIVE FEES (CONTINUED)

                  common ownership. In consideration for these services, the Company receives a fee equal to 50% of web hosting revenues and 20% of web design revenues. During the year ended December 31, 2000 and 1999, total fees earned were $35,865 and $28,042, respectively and are included in revenues.

                  DUE FROM RELATED PARTIES

                  The amount due from related parties consists of advances made (net of fees due) to the related companies referred to above.

                  LOANS PAYABLE - OFFICERS

                  Loans payable - officers consist of advances bearing interest at 18% per annum for working capital purposes and are due within 60 days of the advance.

                  DUE TO PARENT COMPANY

                  Due to parent company consists of an advance bearing interest at 18% per annum for working capital purposes and is due within 60 days of the advance.

NOTE 7.           COMMITMENTS

                  OPERATING LEASES

                  The Company leases its office facilities under an operating lease expiring November 1, 2001. The lease provides for monthly base rent of $1,140 plus sales tax and its share of building operating expenses.

                          ON LINE SERVICES U.S.A, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 7.           COMMITMENTS (CONTINUED)

                  OPERATING LEASES (CONTINUED)

                  The Company also leases computer equipment under a noncancelable lease expiring November 2003.

                  Future minimum lease payments due under these leases for the years ending subsequent to December 31, 2000 are as follows:

                        December 31,                            Amount
                        ------------                           -------

                           2001                                $29,737
                           2002                                 11,982
                           2003                                 10,984
                                                               -------

                           Total                               $52,703
                                                               =======

                  Rent expense for the years ended December 31, 2000 and 1999 was $23,286 and $15,026, respectively.

                            NEXGEN PRODUCTIONS, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                            NEXGEN PRODUCTIONS, INC.

                                    CONTENTS

                                                                     Page
                                                                     ----

Independent Auditor's Report                                         F-46

Financial Statements:

  Balance Sheets                                                     F-47

  Statements of Income                                               F-48

  Statements of Changes in Stockholders' Equity                      F-49

  Statements of Cash Flows                                        F-50 - F-51

  Notes to Financial Statements                                   F-52 - F-55

                          INDEPENDENT AUDITOR'S REPORT


To The Board of Directors
Nexgen Productions, Inc.

We have audited the accompanying balance sheets of Nexgen Productions, Inc. as of December 31, 2000 and 1999 and the related statements of income, changes in stockholders' equity and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nexgen Productions, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.



                                        Earn M. Cohen, C.P.A., P.A.


January 24, 2001
Boca Raton, Florida

                            NEXGEN PRODUCTIONS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999


                                     ASSETS

                                                   2000            1999
                                                 -------          -------

CURRENT ASSETS
 Cash                                            $   981          $ 5,878
 Accounts receivable                               5,159            4,654
                                                 -------          -------

         Total Current Assets                      6,140           10,532

FURNITURE, FIXTURES AND EQUIPMENT - NET               --           21,566
                                                 -------          -------

TOTAL ASSETS                                     $ 6,140          $32,098
                                                 =======          =======


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Current portion of long-term debt               $    --          $ 2,047
 Accounts payable and accrued expenses             2,382            4,715
                                                 -------          -------

     Total Current Liabilities                     2,382            6,762

LONG-TERM DEBT - LESS CURRENT PORTION                 --            2,030
                                                 -------          -------

         Total Liabilities                         2,382            8,792

COMMITMENT

STOCKHOLDERS' EQUITY                               3,758           23,306
                                                 -------          -------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                          $ 6,140          $32,098
                                                 =======          =======







                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2000 AND 1999




                                             2000              1999
                                           --------          --------

REVENUES - NET                             $123,909          $141,512
                                           --------          --------

OPERATING EXPENSES
 General and administrative                 112,774           110,671
 Depreciation                                 9,028             7,521
                                           --------          --------

         Total Operating Expenses           121,802           118,192
                                           --------          --------

NET INCOME                                 $  2,107          $ 23,320
                                           ========          ========

INCOME PER SHARE                           $    .02          $    .23
                                           ========          ========

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                         100,000           100,000
                                           ========          ========









                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2000 AND 1999




                                            Common Stock             Additional        Retained
                                      ------------------------         Paid-in         Earnings
                                      Par Value        Capital        (Deficit)          Total
                                      ---------       --------        --------         --------
BALANCE - DECEMBER 31, 1998           $    100        $  5,213        $ (2,364)        $  2,949

Distributions to stockholder                --              --          (2,963)          (2,963)

Net income                                  --              --          23,320           23,320
                                      --------        --------        --------         --------

BALANCE - DECEMBER 31, 1999                100           5,213          17,993           23,306

Additional capital contributed              --           2,030              --            2,030

Distributions to stockholder                --              --         (23,685)         (23,685)

Net income                                  --              --           2,107            2,107
                                      --------        --------        --------         --------

BALANCE - DECEMBER 31, 2000           $    100        $  7,243        $ (3,585)        $  3,758
                                      ========        ========        ========         ========











                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                               2000             1999
                                             --------         --------

CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income                                 $  2,107         $ 23,320
  Adjustments to reconcile net
   income to net cash provided by
   operating activities:
    Depreciation                                9,028            7,521
    (Increase) decrease in accounts
     receivable                                  (505)           1,769
    Increase (decrease) in
     accounts payable and accrued
     expenses                                  (2,332)           3,480
                                             --------         --------

NET CASH PROVIDED BY OPERATING
 ACTIVITIES                                     8,298           36,090
                                             --------         --------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture, fixtures
  and equipment                                (3,148)         (20,422)
                                             --------         --------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
 Repayments on long-term debt                  (2,047)          (1,941)
 Distributions to stockholder                  (8,000)          (2,963)
 Repayments on stockholder loan                    --           (5,022)
                                             --------         --------

NET CASH USED IN FINANCING ACTIVITIES         (10,047)          (9,926)
                                             --------         --------

NET INCREASE (DECREASE) IN CASH                (4,897)           5,742

CASH - BEGINNING                                5,878              136
                                             --------         --------

CASH - ENDING                                $    981         $  5,878
                                             ========         ========






                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                2000             1999
                                               -------          -------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:

  Cash paid during the year for:

   Interest                                    $   290          $   519
                                               =======          =======


SUPPLEMENTAL DISCLOSURES OF NONCASH
 INVESTING AND FINANCING ACTIVITIES:

  Distribution of furniture, fixtures
  and equipment to stockholder                 $15,686          $    --
                                               =======          =======

  Repayment of long-term debt by
  stockholder                                  $ 2,030          $    --
                                               =======          =======








                Read accompanying Notes to Financial Statements.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1.           ORGANIZATION

                  Nexgen Productions, Inc. was incorporated on April 18, 1996 under the laws of the State of Florida. The company provides Internet services to customers such as website development, web hosting and other e-commerce services. The Company's headquarters is in Fort Myers, Florida.

                  On December 21, 2000, the Company became a wholly-owned subsidiary of a public company in a transaction qualified as a tax-free reorganization.

NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  REVENUE RECOGNITION

                  Revenue is recognized when services have been completed.

                  FURNITURE, FIXTURES AND EQUIPMENT

                  Furniture, fixtures and equipment are recorded at cost. Expenditures for major betterments and additions are capitalized while replacements, maintenance and repairs which do not improve or extend the life of the respective assets, are expensed.

                  Depreciation is computed using the modified accelerated cost recovery system over estimated useful lives ranging from five to seven years. Although the use of the modified accelerated cost recovery system is not generally accepted accounting principles, the effect on depreciation is immaterial.

                  INCOME TAXES

                  The Company, with the consent of its shareholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. No

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  INCOME TAXES (CONTINUED)

                  provision or liability for federal income taxes has been included in these financial statements.

                  On December 21, 2000, the Company's S Corporation status was terminated as a result of becoming a wholly-owned subsidiary of a public corporation (Note 1).

                  INCOME PER SHARE

                  Income per share is computed by dividing net income for the year by the weighted average number of shares outstanding. The weighted average number of shares outstanding for 1999 has been adjusted to reflect the change in the number of issued shares during the year ended December 31, 2000 (Note 6).

                  STATEMENT OF CASH FLOWS

                  For purposes of this statement the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3.           ACCOUNTS RECEIVABLE

                  No provision for doubtful accounts has been recorded as management believes all of the accounts are fully collectible.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 4.           FURNITURE, FIXTURES AND EQUIPMENT

                  Furniture, fixtures and equipment as of December 31, 2000 and 1999 are as follows:

                                                           2000          1999
                                                           -----       --------

                     Furniture and fixtures                $  --       $    565
                     Computer equipment                       --         31,159
                                                           -----        -------
                                                              --         31,724
                     Accumulated Depreciation                 --        (10,158)
                                                           -----       --------

                           Total                           $  --       $ 21,566
                                                           =====       ========


                  Depreciation expense for the years ended December 31, 2000 and 1999 was $9,028 and $7,521, respectively.

NOTE 5.           LONG-TERM DEBT

                  Long-term debt as of December 31, 2000 and 1999 consisted of the following:

                                                            2000         1999
                                                           -----       --------

                    Note payable, repayable in
                    monthly installments of $212
                    including interest at 10% per
                    annum due September, 2001. The
                    note is collateralized by a
                    security interest in the stock
                    of the Company and a personal
                    guarantee of the stockholder.          $  --       $  4,077

                    Current portion                           --         (2,047)
                                                           -----       --------

                    TOTAL                                  $  --       $  2,030
                                                           =====       ========


                  In November 2000, the note was paid by the stockholder.

                            NEXGEN PRODUCTIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 6.           CAPITAL STOCK

                  The Company had originally authorized 100 common shares with a par value of $1.00 per share. In October 2000, the the number of authorized common shares were increased to 100,000 and the par value of the common shares were decreased to $.001.

NOTE 7.           COMMITMENT

                  In consideration for sharing general and administrative services and office facilities, the Company pays a fee equal to 50% of its web hosting revenues and 20% of its web design revenues to an unrelated company. During the year ended December 31, 2000 and 1999, total fees incurred were $28,149 and $28,042, respectively.

                              Greenhold Group, Inc.
               Index to Pro Forma Supplemental Condensed Combined
                              Financial Statements
                                   (Unaudited)


Introduction to Pro Forma Supplemental Condensed Combined
  Financial Statements                                                    PF-2

Pro Forma Condensed Combined Balance Sheet at
  December 31, 1999                                                       PF-3

Pro Forma Condensed Combined Statement of Operations
  For the Year Ended December 31, 1999                                    PF-5

Pro Forma Condensed Consolidated Balance Sheet at
  December 21, 2000                                                       PF-7

Pro Forma Condensed Combined Statement of Operations
  For the Year Ended December 31, 2000                                    PF-8

Item 7 Part (b)


The unaudited proforma condensed combined balance sheet as of December 31, 1999 and the unaudited proforma condensed combined statements of operations for the year ended December 31, 1999 and 2000 assumes the acquisition occurred on January 1, 1999. The unaudited condensed consolidated balance sheet as of December 31, 2000 represents the financial position of the Company after reflecting the acquisitions. The proforma information is based upon the historical financial statements of the companies presented. The proforma condensed financial statements are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the acquisition been in effect as of the date or for the periods presented. The proforma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.

On December 21, 2000, the Company acquired all the outstanding common shares of W5h, Inc., a development stage company with a year ending December 31. For accounting purposes, the acquisition has been treated as a public shell merger. W5h, Inc. is deemed to have issued common stock for the net monetary assets of Greenhold Group, Inc. (the public shell) followed by a recapitalization of W5h, Inc. In addition, as a result of the recapitalization, the fiscal year end changes from January 31 to December 31. The other acquisitions have been recorded using the purchase method of accounting under generally accepted accounting principles.

                              GREENHOLD GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                                   (UNAUDITED)

                                                 On Line    Naples &   Nexgen    On Line
                             Greenhold           Services     Port     Produc-   Services   DNT
                               Group             of Miami,  Charlotte  tions,     U.S.A.,  (Tech)        Pro Forma     Pro Forma
                                Inc.    W5H, Inc    Inc.    Pop, Inc.   Inc.       Inc.     Inc.        Adjustments    Combined
                             ---------  -------- ---------  --------- --------   --------  ------       -----------    ---------
             ASSETS

CURRENT ASSETS
  Cash                         $3,000   $483,876   $3,505    $ 1,278   $ 5,878   $ 5,465   $  (765)              --    $  502,237
  Accounts receivable              --         --       --         --     4,654        --        --               --         4,654
  Deposit                          --         --       --        100        --        --        --               --           100
  Due from related parties         --         --      312         --        --       861        -- (c)       (1,173)            0
                               ------   --------   ------    -------   -------   -------   -------       ----------    ----------
      Total Current Assets      3,000    483,876    3,817      1,378    10,532     6,326      (765)          (1,173)      506,991
                               ------   --------   ------    -------   -------   -------   -------       ----------    ----------

PROPERTY & EQUIPMENT - NET         --         --       --     11,248    21,566    48,322    70,480 (a)       69,805       207,460
                                                                                                   (b)      (13,961)
                               ------   --------   ------    -------   -------   -------   -------       ----------    ----------
OTHER ASSETS
  SUBSCRIBER LISTS                 --         --       --         --        --        --        --  (a)   1,446,235       964,157
                                                                                                    (b)    (482,078)
  GOODWILL                         --         --       --         --        --        --        --  (a)     222,051       148,034
                                                                                                    (b)     (74,017)
                               ------   --------   ------    -------   -------   -------   -------       ----------    ----------
      Total Other Assets            0          0        0          0         0         0         0        1,112,191     1,112,191
                               ------   --------   ------    -------   -------   -------   -------       ----------    ----------
TOTAL ASSETS                   $3,000   $483,876   $3,817    $12,626   $32,098   $54,648   $69,715       $1,166,862    $1,826,642
                               ======   ========   ======    =======   =======   =======   =======       ==========    ==========


                              GREENHOLD GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                                   (UNAUDITED)



                                                 On Line    Naples &   Nexgen    On Line
                             Greenhold           Services     Port     Produc-   Services      DNT
                               Group             of Miami,  Charlotte  tions,     U.S.A.,     (Tech)     Pro Forma     Pro Forma
                                Inc.    W5H, Inc    Inc.    Pop, Inc.   Inc.       Inc.        Inc.     Adjustments    Combined
                             ---------  -------- ---------  --------- --------   --------     ------    -----------    ---------
LIABILITIES & STOCKHOLDERS'
EQUITY

CURRENT LIABILITIES
  Accounts payable                 --         --      945         --     4,715      39,064        -- (c)          130       44,854
  Deferred revenue                 --         --       --        520        --      23,744        --               --       24,264
  Note payable                     --         --       --         --     4,077          --        --               --        4,077
  Due to related parties           --         --       --      1,303        --          --        -- (c)       (1,303)           0
                               ------   --------   ------    -------   -------   ---------   -------       ----------   ----------
      Total Current
       Liabilities                  0          0      945      1,823     8,792      62,808        --           (1,173)      73,195
                               ------   --------   ------    -------   -------   ---------   -------       ----------   ----------

MINORITY INTEREST                  --         --       --         --        --          --        -- (a)       19,520       19,520
                               ------   --------   ------    -------   -------   ---------   -------       ----------   ----------

STOCKHOLDERS' EQUITY
  Common stock                  3,000      4,963      200        500       100      10,000        -- (a)       (8,410)       7,375
                                                                                                     (d)       (2,978)
  Additional paid-in
   capital                         --    478,913   10,800     22,500     5,213     216,270    69,715 (a)    1,548,833    2,355,222
                                                                                                     (d)        2,978
  Retained earnings                --        --    (8,128)   (12,197)   17,993    (234,430)       -- (a)      178,148     (628,670)
                                                                                                     (b)     (570,056)
                               ------   --------   ------    -------   -------   ---------   -------       ----------   ----------
      Total Stockholders'
       Equity                   3,000    483,876    2,872     10,803    23,306      (8,160)   69,715        1,148,515    1,733,927
                               ------   --------   ------    -------   -------   ---------   -------       ----------   ----------
TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY           $3,000   $483,876   $3,817    $12,626   $32,098   $  54,648   $69,715       $1,166,862   $1,826,642
                               ======   ========   ======    =======   =======   =========   =======       ==========   ==========


                              GREENHOLD GROUP, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)






                                                 On Line    Naples &   Nexgen    On Line
                         Greenhold               Services     Port     Produc-   Services      DNT
                           Group                 of Miami,  Charlotte  tions,     U.S.A.,     (Tech)     Pro Forma     Pro Forma
                            Inc.     W5H, Inc       Inc.    Pop, Inc.   Inc.       Inc.        Inc.     Adjustments    Combined
                         ---------   --------    ---------  --------- --------   --------     ------    -----------    ---------
REVENUES - NET                  --         --   $  1,269   $  4,209   $141,512   $338,651         --            --     $  485,641

COST OF REVENUES                --         --      8,280      7,537         --    151,860         --            --        167,677
                            ------   --------   --------   --------   --------   --------   --------     ---------     ----------

GROSS PROFIT                    --         --     (7,011)    (3,328)   141,512    186,791         --            --        317,964
                            ------   --------   --------   --------   --------   --------   --------     ---------     ----------


EXPENSES

  General & administrative      --         --      1,117      6,057    110,671    224,674         --            --        342,519

  Depreciation &
   amortization                 --         --         --      2,812      7,521     10,067         -- (b)   570,056        590,456

  Interest expense              --         --         --         --         --      2,564         --            --          2,564

  Loss on disposal of
   equipment                    --         --         --         --         --      8,132         --            --          8,132
                            ------   --------   --------   --------   --------   --------   --------     ---------     ----------
      Total Expenses            --         --      1,117      8,869    118,192    245,437         --       570,056        943,671
                            ------   --------   --------   --------   --------   --------   --------     ---------     ----------

NET INCOME (LOSS)               --         --   $ (8,128)  $(12,197)  $ 23,320   $(58,646)        --     $ 570,056     $ (625,707)
                            ======   ========   ========   ========   ========   ========   ========     =========     ==========

LOSS PER SHARE                                                                                                         $    (0.08)
                                                                                                                       ==========

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                                                                                                    7,375,000
                                                                                                                       ==========


                              GREENHOLD GROUP, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                DECEMBER 31, 1999




(a) Adjustments to reflect acquisitions as if it had occurred on January 1, 1999.

(b) Adjustments to reflect amortization of goodwill and subscriber lists and to record additional depreciation.

(c)      Adjustments to eliminate intercompany balances.

(d) Adjustment to common stock as a result of public shell merger and deemed recapitalization.

                              GREENHOLD GROUP, INC
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)

                                     ASSETS

CURRENT ASSETS
 Cash                                                             $   62,159
 Accounts receivable                                                  20,871
 Deposits                                                             10,100
 Other current assets                                                 15,253
                                                                  ----------

         Total Current Assets                                        108,383
                                                                  ----------

PROPERTY, FURNITURE AND EQUIPMENT
 - NET                                                               209,374
                                                                  ----------

OTHER ASSETS
 Subscriber lists                                                  1,515,588
 Goodwill                                                            221,242
                                                                  ----------

         Total Other Assets                                        1,736,830
                                                                  ----------

TOTAL ASSETS                                                      $2,054,587
                                                                  ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable and accrued expenses                            $   86,369
 Deferred revenue                                                     32,572
 Notes payable - stockholders                                        112,150
                                                                  ----------

         Total Current Liabilities                                   231,091
                                                                  ----------

MINORITY INTEREST                                                     19,520
                                                                  ----------

STOCKHOLDERS' EQUITY
 Common stock                                                          7,395
 Additional paid-in capital                                        2,233,140
 Deficit                                                            (436,559)
                                                                  ----------
         Total Stockholders' Equity                                1,803,976
                                                                  ----------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                                           $2,054,587
                                                                  ==========

                              GREENHOLD GROUP, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)





                                                   On Line     Naples &      Nexgen     On Line
                             Greenhold             Services      Port        Produc-   Services    DNT
                               Group               of Miami,   Charlotte     tions,     U.S.A.,   (Tech)   Pro Forma     Pro Forma
                                Inc.     W5H, Inc     Inc.     Pop, Inc.      Inc.       Inc.      Inc.   Adjustments    Combined
                             ---------   --------  ---------   ---------    --------   --------   ------  -----------    ---------

REVENUES - NET                   --          --    $  30,916   $  57,677    $123,909   $499,948     --           --   $   712,450

COST OF REVENUES                 --          --        7,961      38,710          --    160,883     --           --       207,554
                           --------   ---------    ---------    --------    --------   --------  -----     --------   -----------

GROSS PROFIT                     --          --       22,955      18,967     123,909    339,065     --           --       504,896
                           --------   ---------    ---------    --------    --------   --------  -----     --------   -----------

EXPENSES
  General & administrative   12,416     423,872      128,165      48,809     112,774    330,484     --           --     1,056,520

  Depreciation &
     amortization                --         271           --       4,499       9,028     16,586     -- (a)  570,056       600,440

  Interest expense               --          --           --          --          --        743     --           --           743
                           --------   ---------    ---------    --------    --------   --------  -----     --------   -----------

      Total Expenses         12,416     424,143      128,165      53,308     121,802    347,813     --      570,056     1,657,703
                           --------   ---------    ---------    --------    --------   --------  -----     --------   -----------

NET INCOME (LOSS)          $(12,416)  $(424,143)   $(105,210)   $(34,341)   $  2,107   $ (8,748)    --     $570,056   $(1,152,807)
                           =========  =========    =========    ========    ========   ========  =====     ========   ===========

LOSS PER SHARE                                                                                                        $     (0.16)
                                                                                                                      ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                                                              7,375,000
                                                                                                                      ===========


                              GREENHOLD GROUP, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                DECEMBER 31, 2000


(a) Adjustments to reflect amortization of goodwill and subscriber lists and to record additional depreciation.